                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NEW ENGLAND ZENITH FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            NEW ENGLAND ZENITH FUND

                     Back Bay Advisors Money Market Series
                     Back Bay Advisors Bond Income Series
             Salomon Brothers Strategic Bond Opportunities Series
                    Salomon Brothers U.S. Government Series
                       Back Bay Advisors Managed Series
                         Loomis Sayles Balanced Series
                          Alger Equity Growth Series
                             Capital Growth Series
                          Davis Venture Value Series
                       Goldman Sachs Midcap Value Series
                        Loomis Sayles Small Cap Series
                             MFS Investors Series
                         MFS Research Managers Series
                       Westpeak Growth and Income Series
                          Westpeak Stock Index Series
               Morgan Stanley International Magnum Equity Series


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               October 15, 1999

To the Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116, on October 15, 1999 at 2:00 p.m. (Boston time) for the following purposes:

     With respect to each series of the Trust (each, a "Series"):

          1.   To elect a Board of Trustees.

     With respect to the Back Bay Advisors Money Market Series ("Money Market"):

          2a. To approve or disapprove a new Advisory Agreement relating to Money Market between New England Investment Management, Inc. ("NEIM") and the Trust.

     With respect to the Back Bay Advisors Bond Income Series ("Bond Income"):

          2b. To approve or disapprove a new Advisory Agreement relating to Bond Income between NEIM and the Trust.

     With respect to the Westpeak Growth and Income Series ("Growth and
     Income"):

          2c. To approve or disapprove a new Advisory Agreement relating to Growth and Income between NEIM and the Trust.

     With respect to Money Market, Bond Income, the Back Bay Advisors Managed Series (the "Managed Series"), the Capital Growth Series, the Loomis Sayles Small Cap Series ("Small Cap"), Growth and Income and the Westpeak Stock Index Series ("Stock Index"):

          3. To replace the fundamental investment objective of the Series with an otherwise identical, non-fundamental investment objective.

     With respect to Money Market, Bond Income, the Managed Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series, Small Cap, the MFS Investors Series, the MFS Research Managers Series, Growth and Income, Stock Index and the Morgan Stanley International Magnum Equity Series:

          4. To approve or disapprove a proposal with respect to the future operations of the Series whereby the Series may from time to time, to the extent permitted by an exemption or exemptions granted by the Securities and Exchange Commission, permit NEIM to enter into new or amended agreements with sub-advisers with respect to the Series without obtaining shareholder approval of such agreements.

     With respect to each Series:

          5. To approve or disapprove certain changes to the fundamental investment restrictions of the Series.

     With respect to each Series:

          6. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


                              By order of the President,


                              Thomas M. Lenz, Secretary

September ____, 1999

________________________________________________________________________________

                             YOUR VOTE IS IMPORTANT

________________________________________________________________________________

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                     Back Bay Advisors Money Market Series
                     Back Bay Advisors Bond Income Series
             Salomon Brothers Strategic Bond Opportunities Series
                    Salomon Brothers U.S. Government Series
                       Back Bay Advisors Managed Series
                         Loomis Sayles Balanced Series
                          Alger Equity Growth Series
                             Capital Growth Series
                          Davis Venture Value Series
                       Goldman Sachs Midcap Value Series
                        Loomis Sayles Small Cap Series
                             MFS Investors Series
                         MFS Research Managers Series
                       Westpeak Growth and Income Series
                          Westpeak Stock Index Series
               Morgan Stanley International Magnum Equity Series

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust called to be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116 on October 15, 1999 at 2:00 p.m. (Boston time) and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed to contract holders beginning or on about September __, 1999. Shareholders of record of a series of the Trust (each, a "Series") at the close of business on July 30, 1999 (the "Record Date") are entitled to vote on the proposals that apply to that Series. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1998 may be obtained without charge by calling [(800) 325-6765].

     This Proxy Statement consists of seven parts.

     THE INTRODUCTION contains general information relating to the Meeting and a summary of the matters being proposed for shareholder consideration at the Meeting.

     PART I contains information relating to Proposal 1, the election of the Trustees of the Trust. The shareholders of all Series will vote together on this Proposal.

     PART II contains information relating to Proposals 2a, 2b and 2c, the proposed new Advisory Agreements for the Back Bay Advisors Money Market Series ("Money Market"), the Back Bay Advisors Bond Income Series ("Bond Income") and the Westpeak Growth and Income Series ("Growth and Income"), respectively. Only the shareholders of Money Market will vote on Proposal 2a; only the shareholders of Bond Income will vote on Proposal 2b; and only the shareholders of Growth and Income will vote on Proposal 2c.

     PART III contains information relating to Proposal 3, the proposed replacement of the fundamental investment objectives of certain of the Series with otherwise identical, non-fundamental objectives. The shareholders of each of those Series will vote on that Proposal separately from the shareholders of each other Series.

     PART IV contains information relating to Proposal 4 whereby each Series that has not already done so (other than Capital Growth) may, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission (the "SEC"), permit NEIM to enter into new or amended agreements with sub-advisers with respect to such Series without obtaining shareholder approval of such agreements. The shareholders of each Series voting on that Proposal will vote separately from the shareholders of each other Series.

     PART V contains information relating to Proposal 5, the proposed changes to the fundamental investment restrictions of each Series in order to adopt a set of standardized investment restrictions. The shareholders of each Series will vote separately from the shareholders of each other Series on that Proposal.

     PART VI contains information about the Trust and other matters.

INTRODUCTION

     The Trust consists of sixteen Series. The following table illustrates which of the Proposals described in this Proxy Statement relate to which of the
Series:

            Proposals                                 Relevant Funds
            ---------                                 --------------
1.   Election of Trustees                              All Series
2a.  Approval of a new Advisory                        Money Market
     Agreement relating to Money
     Market


            Proposals                                 Relevant Funds
            ---------                                 --------------
2b.  Approval of a new Advisory                        Bond Income
     Agreement relating to Bond
     Income

2c.  Approval of a new Advisory                        Growth and Income
     Agreement relating to
     Growth and Income

3.   Replacing the fundamental                         Money Market, Bond Income, the Back Bay Advisors
     investment objective of the                       Managed Series (the "Managed Series"), the Capital
     Series with an otherwise                          Growth Series ("Capital Growth"), the Loomis Sayles
     identical, non-fundamental                        Small Cap Series ("Small Cap"), Growth and Income
     investment objective.                             and the Westpeak Stock Index Series ("Stock Index")

4.   Approval of a grant of                            Money Market,  Bond Income, the Managed Series,
     authority to NEIM to enter                        the Loomis Sayles Balanced Series (the "Balanced
     into new sub-advisory                             Series"), the Alger Equity Growth Series ("Equity
     agreements without additional                     Growth"), the Davis Venture Value Series ("Venture
     shareholder approval under                        Value"), Small Cap, the MFS Investors Series (the
     certain conditions.                               ("Investors Series"), the MFS Research Managers
                                                       Series (the "Research Managers Series"), Growth and
                                                       Income, Stock Index and the Morgan Stanley
                                                       International Magnum Equity Series ("International Equity").

5.   Approval of certain changes                       See the table following the summary of changes
     to the Series' fundamental                        below.
     investment restrictions in
     order to adopt a set of
     standardized investment
     restrictions.  A summary of
     each proposed change is set
     forth below, followed by a
     chart indicating which
     changes apply to which
     Series:

     5a. Eliminate the fundamental investment restrictions relating to investments in a single issuer.

     5b. Eliminate the fundamental investment restriction relating to short sales and purchasing securities on margin.

     5c. Revise the fundamental investment restriction relating to concentration of investments in one industry.

     5d. Revise the fundamental investment restriction relating to borrowings.

     5e. Eliminate the fundamental investment restriction relating to investments in businesses less than three years old.

     5f. Eliminate the fundamental investment restriction relating to issuers whose shares are beneficially owned by Trustees and officers of the Trust or directors and officers of certain affiliates of the Trust.

     5g. Revise the fundamental investment restriction relating to underwriting of securities.

     5h. Eliminate the fundamental investment restrictions relating to the purchase of restricted securities and illiquid securities.

     5i. Eliminate the fundamental investment restriction relating to investments made for the purpose of exercising control or management.

     5j. Eliminate the fundamental investment restriction relating to joint trading of securities.

     5k. Eliminate the fundamental investment restriction relating to investments in other investment companies.

     5l. Revise the fundamental investment restriction relating to investments in commodities and real estate.

     5m. Eliminate the fundamental investment restriction relating to pledging assets.

     5n. Revise the fundamental investment restriction relating to making loans.

     5o. Eliminate the fundamental investment restriction relating to the purchase and/or writing of options.

     5p. Revise the fundamental investment restriction relating to the issuance of senior securities.

SERIES                                              RELEVANT PROPOSALS
------                                              ------------------
Money Market, Bond Income, the Managed              5a through 5o
 Series, Capital Growth, Stock Index

Strategic Bond, the U.S. Government Series,         5c, 5d, 5g, 5l, 5n and 5p
the Balanced Series, Equity Growth, Venture
Value, the Goldman Sachs Midcap Value
Series, Small Cap, the Investors Series, the
Research Managers Series, Growth and
Income and International Equity.

     Each timely, properly executed proxy will be voted as the shareholder of record instructs. If no choice is indicated, the proxy will be voted in favor of the proposals set forth in the attached Notice of Meeting on which the shareholder is entitled to vote. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of the proxy and voting in person.

     The costs of solicitation of proxies will be borne by the Trust. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NEIM, New England Financial, Metropolitan Life Insurance Company ("MetLife") and New England Securities Corporation ("New England Securities"), the principal underwriter of the Trust.

SUMMARY OF PROPOSALS

1.   ELECTION OF TRUSTEES

     Proposal 1 relates to the election of the Trustees by all Series.

     The Trust currently has a board of eight Trustees, all of whom also serve on the governing board of New England Variable Annuity Fund I (the "NEVA Fund"). This Proxy Statement proposes re-electing the eight current Trustees and electing two new nominees, Edward A. Benjamin and Mary Ann Brown.

2.   NEW ADVISORY AGREEMENTS FOR MONEY MARKET, BOND INCOME AND GROWTH AND INCOME

     Proposals 2a, 2b and 2c relate to proposed new Advisory Agreements for Money Market, Bond Income and Growth and Income, respectively.

     The Trustees of the Trust unanimously approved the proposed new Advisory Agreements between NEIM and each of Money Market, Bond Income and Growth and Income (the "New Advisory Agreements") at a meeting of the Trustees on June 17, 1999. Under the current Advisory Agreement for each Series (the "Current Advisory Agreements"), the fee rate payable by a Series to NEIM decreases for assets in excess of certain levels. These reductions in fees at specific asset levels are commonly known as "breakpoints." Under the New Advisory Agreements, the breakpoints will be set at higher asset levels than under the Current Advisory Agreements. Therefore, if a Series reaches an asset level that would have triggered a reduction in fees under its Current Advisory Agreement, but not under its New Advisory Agreement, that Series will incur higher fees payable to NEIM under its New Advisory Agreement. The annual rate of the fees payable by each of these Series under the applicable Current Advisory Agreement or New Advisory Agreement is expressed as a percentage of the average daily net assets of the Series in the table below.


                                              ADVISORY AGREEMENT
                                  -------------------------------------------
SERIES                RATE              CURRENT                NEW
------                ----        -------------------   --------------------
MONEY MARKET         0.35%        First $500,000,000    First $1,000,000,000
                     0.30%        Next $500,000,000     Next $1,000,000,000
                     0.25%        Excess                Excess

BOND INCOME          0.40%        First $400,000,000    First $1,000,000,000
                     0.35%        Next $300,000,000     Next $1,000,000,000
                     0.30%        Next $300,000,000     Next $1,000,000,000
                     0.25%        Excess                Excess

GROWTH AND INCOME    0.70%        First $200,000,000    First $200,000,000
                     0.65%        Next $300,000,000     Next $1,300,000,000
                     0.60%        Excess                Excess

     If the shareholders of a Series approve the applicable Proposal, the New Advisory Agreement and the proposed fee increase for that Series will take effect on January 1, 2000.

3.   REPLACEMENT OF FUNDAMENTAL INVESTMENT OBJECTIVES

     Proposal 3 relates to the replacement of the fundamental investment objectives of certain Series with otherwise identical, non-fundamental investment objectives. Currently seven Series, Money Market, Bond Income, the Managed Series, Capital Growth, Small Cap, Growth and Income and Stock Index, have investment objectives that are "fundamental," which means that a Series must obtain shareholder approval in order to change its investment objective. The Trustees are not proposing at this time any other changes to the investment objectives of the Series. The change from fundamental to non-fundamental is being proposed to provide greater flexibility and to avoid the delay and expense of holding a shareholder meeting should the Trustees in the future determine that further changes to the investment objective of any Series are desirable.

4.   APPROVAL OF EXEMPTIVE ORDER RELATING TO SUB-ADVISERS

     Proposal 4 relates to an exemptive order for the Series advised by NEIM. Generally, the Investment Company Act of 1940 (the "1940 Act") requires that the shareholders of an investment company like the Trust must vote on the approval of any new or amended advisory or sub-advisory agreement. The Trust and NEIM have received from the SEC an exemption from this shareholder approval voting requirement for sub-advisory agreements in certain circumstances (the "SEC Voting Exemption").

     Under the SEC Voting Exemption, NEIM is permitted under specified conditions to enter into new and amended sub-advisory agreements for the management of each Series to which it acts as adviser, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the sub-advisory agreement or if there is a "assignment" as defined in the 1940 Act, or other events causing termination of the existing sub-advisory agreement, without obtaining approval of the Series' shareholders of such new or amended sub-advisory agreement. However, no Series may rely on the SEC Voting Exemption without first obtaining a shareholder vote granting such Series the authority to use the exemption. The Trustees believe that approval of this Proposal could reduce the delay and expense associated with shareholders' meetings that would otherwise need to be held.

5.   ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

     Proposal 5 relates to the elimination of and changes to certain fundamental investment restrictions of each Series.

     The Trustees believe that the proposed changes to each Series' fundamental investment restrictions will enhance the ability of the advisers and sub-advisers of the Trust to manage each Series more efficiently as regulatory and investment conditions change in the future. Other revisions are intended to simplify and make uniform those fundamental investment restrictions that each Series is required to follow under applicable law.

I.  ELECTION OF TRUSTEES

     It is proposed that 10 persons be elected as Trustees of the Trust. Of the ten nominees, only Mr. Benjamin and Ms. Brown are not currently Trustees. The nominees, their ages at July 30, 1999 and their principal occupations and directorships during the past five years are listed below.

Name of Nominee           Age       Principal Occupations for Last Five Years
---------------------    -----      --------------------------------------------
John J. Arena             61        Trustee of the Trust since ____; retired;
                                    formerly, Vice Chairman of the Board of
                                    Directors of Bay Banks, Inc. and President
                                    of Bay Banks Investment Management

Edward A. Benjamin*       61        Retired; formerly, Partner, Ropes & Gray
                                    (law firm)

Mary Ann Brown*          [   ]      President, New England Products and
                                    Services, New England Financial; formerly,
                                    Executive Vice President and Director,
                                    Worldwide Life Insurance, Swiss
                                    Reinsurance Company; Principal,
                                    Tillinghast/Towers Perrin (life insurance)

John W. Flynn             59        Trustee of the Trust since _____; retired;
                                    formerly, Vice Chairman, Chief Financial
                                    Officer, Fleet Financial Group (banking)

Anne M. Goggin*           50        Trustee of the Trust since _____; Chairman of
                                    the Board and President of the Trust; Senior
                                    Vice President and Associate General
                                    Counsel, New England Financial; Chairman
                                    of the Board and President, NEIM

Nancy Hawthorne           48        Trustee of the Trust since _____; formerly,
                                    Chief Executive Officer and Managing
                                    Partner, Hawthorne, Krauss and Associates
                                    (corporate financial advisor); Executive Vice
                                    President, Enterprise Transformation,
                                    MediaOne (cable television company);
                                    Director, Perini Corporation (construction);
                                    Director, Avid Technologies (computer
                                    software company); Director, CGU (property
                                    and casualty insurance company)

Joseph M. Hinchey         74        Trustee of the Trust since _____; retired;
                                    formerly, Senior Vice President-Finance,
                                    Analog Devices, Inc. (manufacturer of
                                    electronic devices); Trustee, Union College
                                    and Citizens Scholarship Foundation of
                                    America, Inc.

Name of Nominee           Age       Principal Occupations for Last Five Years
---------------------    -----      --------------------------------------------
Robert B. Kittredge       78        Trustee of the Trust since _____; retired;
                                    Trustee, CGM Trust and CGM Capital
                                    Development Fund; formerly, Vice President,
                                    General Counsel, and Director, Loomis,
                                    Sayles & Company, Inc. (investment
                                    management)

John T. Ludes             62        Trustee of the Trust since _____; Vice
                                    Chairman, formerly,  President and Chief
                                    Operating Officer, American Brands (global
                                    conglomerate); formerly, President and CEO,
                                    Acushnet Company (athletic equipment)

Dale R. Marshall          62        Trustee of the Trust since _____; President,
                                    Wheaton College

---------------------
* Mr. Benjamin is an "interested person" of the Trust, as defined in the 1940 Act, because until December 1998 he was a partner of Ropes & Gray, a law firm that acted as counsel to the Trust and to NEIM and certain of its affiliated companies. He will continue to be classified as an "interested person" of the Trust until December 31, 2000. Mses. Goggin and Brown are considered "interested persons" of the Trust due to their positions with New England Financial, and, in the case of Ms. Goggin, with the Trust and NEIM.

     Each current Trustee, and each new nominee if elected, will serve as Trustee until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified, or until his or her earlier death, resignation, removal or retirement. However, Messrs. Hinchey and Kittredge are scheduled to retire from the Board of Trustees on December 31, 1999. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at less than 10.

     The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

     The table below provides information as of [June 30,] 1999 regarding beneficial ownership of shares of the Trust by (i) each nominee and current Trustee of the Trust and (ii) all Trustees and officers of the Trust as a group.

Name                                Number of Shares Owned  % of Trust/Series
----                                ----------------------  -----------------
John J. Arena

Edward A. Benjamin

Mary A. Brown

John W. Flynn

Anne M. Goggin

Nancy Hawthorne

Joseph M. Hinchey

Robert B. Kittredge

John T. Ludes

Dale R. Marshall

Trustees and Officers as a group                             [Less than 1%]


COMMITTEES OF THE BOARD

     The Trustees have delegated certain functions to two committees, the Audit Committee and the Contract Review and Governance Committee, each of which consists of certain Trustees who are not "interested persons" of the Trust. Currently, the members of the Audit Committee are Messrs. Flynn, Hinchey and Ludes and Ms. Marshall, and the members of the Contract Review and Governance Committee are Messrs. Arena, Hinchey and Kittredge and Mss. Hawthorne and Marshall.

     The Audit Committee's responsibilities include (i) review of financial and accounting controls and procedures; (ii) recommendations as to the selection of the independent accountants; (iii) review of the scope of the audit; (iv) review of financial statements and audit reports; and (v) review of the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Hinchey currently serves as chairman of the Audit Committee, which met twice in 1998.

     The Contract Review and Governance Committee reviews and makes recommendations to the board as to contracts requiring approval of a majority of the Trustees who are not interested persons of the Trust or the relevant adviser or sub-adviser, and any other contracts which may be referred to it by the board. This Committee also makes recommendations to the board regarding nominees for election as Trustees of the Trust and the compensation of the Trustees who are not "interested person" of the Trust. The Committee will consider nominees recommended by shareholders. Written recommendations together with supporting information should be directed to the Committee in care of the Trust. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee, which met twice in 1998.

     During the fiscal period ended December 31, 1998, the Board of Directors of the Trust held five meetings. Each of the Trustees attended each of these meetings.

BOARD COMPENSATION

     The Trust does not pay any remuneration to its officers, or its Trustees who are directors, officers or employees of the Trust's investment advisers or sub-advisers or of affiliated companies of such advisers or sub-advisers.

     Each Trustee who is not an "interested person" of the Trust currently receives, in the aggregate for serving on the boards of the Trust and the NEVA Fund, a retainer fee at the annual rate of $20,000 and meeting attendance fees of $2,500 for each board meeting he or she attends. Committee chairmen also receive an additional retainer fee at the annual rate of $6,000 for the Contract Review and Governance Committee chairman and $4,000 for the Audit Committee chairman. These fees are allocated among the Trust and the NEVA Fund based on a formula that takes into account, among other factors, the net assets of each, or in such other manner as the board deems appropriate.

     During the fiscal year ended December 31, 1998, the current Trustees of the Trust received the amounts set forth below for serving as Trustees of the Trust and also for serving on the board of the NEVA Fund. As of December 31, 1998, there were a total of 15 funds in the Trust and the NEVA Fund combined.

                              Compensation Table
                 for the fiscal period ended December 31, 1998
                 ---------------------------------------------

        (1)                 (2)             (3)              (4)                (5)
-------------------------------------------------------------------------------------------
                                                                               Total
                                         Pension or        Estimated        Compensation
                         Aggregate      Retirement as   Annual Benefits    from Trust and
      Name of          Compensation       Part of            Upon          Trust Complex*
  Person, Position      from Trust     Trust Expenses     Retirement       Paid to Trustee
  ----------------     ------------    --------------   ---------------    ---------------

John J. Arena            $39,498              --              --             $  41,000

John W. Flynn             31,280              --              --                32,500

Anne M. Goggin                 0              --              --                     0

Nancy Hawthorne           33,614              --              --                35,000

Joseph M. Hinchey         37,536              --              --                39,000

Robert B. Kittredge       70,614              --              --              72,000**

John T. Ludes             31,280              --              --                32,500

Dale R. Marshall          31,280              --              --                32,500

Frederick K.                   0              --              --                     0
Zimmermann***

--------------------
* The current Trustees who are not "interested persons" of the Trust receive compensation for serving on the boards of the Trust and the NEVA Fund.
**   Mr. Kittredge's compensation includes amounts paid to him as a trustee of the CGM Fund, an affiliate of the Trust.
***  Mr. Zimmermann retired from the Board of Trustees on June 17, 1999.

     The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in a designated Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

     The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

EXECUTIVE OFFICERS OF THE TRUST

     The following table lists the executive officers of the Trust. Each such person has been elected to the indicated office by the Trust's Trustees, and each such person's term is until his or her successor is elected and qualified or earlier resignation, retirement or removal. Each such person's principal occupation is as an employee or officer of, and each such person serves as an officer of the Trust at the request of, one or more of the Trust's investment advisers, New England Securities, New England Financial or a parent company of one or more of the foregoing. Each officer's current principal occupation is listed; similar prior positions within the same company (or with corporate predecessors) are omitted.

                                    OFFICE WITH     PRINCIPAL OCCUPATION;
NAME AND OFFICE WITH                THE TRUST       BUSINESS EXPERIENCE FOR AT
TRUST (AGE AT JULY 30, 1999)        HELD SINCE      LEAST THE PAST FIVE YEARS
----------------------------        ----------      -------------------------
Anne M. Goggin, Chairman of the     July 17, 1999   Senior Vice President and Associate
Board, Chief Executive Officer,                     General Counsel, New England
President (50)                                      Financial; Chairman of the Board and
                                                    President, NEIM

John F. Guthrie, Senior Vice        [            ]  Vice President, New England
President (55)                                      Financial; Senior Vice President,
                                                    NEIM

Alan C. Leland, Senior Vice         [            ]  Senior Vice President, New England
President (47)                                      Financial; Chief Financial Officer,
                                                    NEIM

Peter H. Duffy, Treasurer (43)      [            ]  Second Vice President, New England
                                                    Financial; Senior Vice President,
                                                    NEIM; formerly, Senior Vice
                                                    President, New England Funds
                                                    Management, L.P.
_______________________________________________________________________________________

Thomas M. Lenz, Secretary (41)      May 5, 1999     Counsel, New England Financial;
                                                    Secretary, Clerk, and General
                                                    Counsel, NEIM; formerly, Vice
                                                    President, State Street Bank and
                                                    Trust Company; Senior Vice
                                                    President, U.S./Offshore Product
                                                    Development and Associate General
                                                    Counsel, Signature Financial Group,
                                                    Inc.
 _______________________________________________________________________________________

     The address of each of the officers of the Trust is 501 Boylston Street, Boston, Massachusetts 02116.

TRUSTEE RECOMMENDATION

     THE CURRENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

     The election of Trustees will be by a majority of the shares of the Trust
represented at the Meeting either in person or by proxy.   All Series will vote
together as a single class.

II.   NEW ADVISORY AGREEMENTS

CURRENT ADVISORY AGREEMENTS

     NEIM currently serves as investment adviser to Money Market, Bond Income and Growth and Income under the Current Advisory Agreements, dated August 30, 1996, and has acted as adviser to each of these three Series since May 1, 1995. The Current Advisory Agreements each provide that NEIM will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. NEIM has entered into sub-advisory agreements, at no extra cost to the Series, under which NEIM has delegated its portfolio management responsibilities for Money Market and Bond Income to Back Bay Advisors, L.P. ("Back Bay Advisors") and for Growth and Income to Westpeak Investment Advisors, L.P. ("Westpeak Advisors"). Those sub-advisory agreements are not being amended in connection with Proposals 2a, 2b and 2c, and no shareholder action relating to those agreements is required at this time.

     Under each Current Advisory Agreement, a management fee is payable by the relevant Series to NEIM at the annual rates set forth below under the heading "Comparison of New Advisory Agreements and Current Advisory Agreements." For the fiscal year ended December 31, 1998, the aggregate management fees payable by Money Market, Bond Income and Growth and Income to NEIM under the applicable Current Advisory Agreement were $463,281, $917,376 and $1,462,154, respectively.

     The Trustees most recently approved the continuation of the Current Advisory Agreements for one-year periods at meetings held on June 18, 1998 and June 17, 1999. Shareholders of each of these three Series approved the applicable Current Advisory Agreement at a meeting held on December 28, 1995. The purpose of the submission of the Current Advisory Agreements for shareholder approval at such time was to approve their continuance following a change in control of NEIM, Back Bay Advisors and Westpeak Advisors in connection with the merger of NEIM's (and New England Financial's) former parent company, New England Mutual Life Insurance Company (which also controlled Back Bay Advisors' and Westpeak Advisors' parent companies), with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company, which merger was consummated on August 30, 1996.

COMPARISON OF NEW ADVISORY AGREEMENTS AND CURRENT ADVISORY AGREEMENTS

     The Trustees have approved, and recommend that the shareholders of Money Market, Bond Income and Growth and Income approve, the New Advisory Agreement for each Series by and between NEIM and the Trust (Proposals 2a, 2b and 2c, respectively). The New Advisory Agreements are substantially similar to the Current Advisory Agreements, except that the New Advisory Agreements provide for reductions in management fees (also known as "breakpoints") at higher asset levels than provided for in the Current Advisory Agreements. Setting the breakpoints at a higher asset levels will increase the management fee rate payable by each Series to NEIM, when and if such Series reaches an asset level that would have triggered a reduction in fees under its Current Advisory Agreement, but not under its New Advisory Agreement.

     The table below sets forth the annual rates at which management fees are payable by each Series to NEIM under the Current Advisory Agreements and the New Advisory Agreements. Fees are expressed as annual percentage rates of the average daily net assets of each Series.


                                                ADVISORY AGREEMENT
                                    --------------------------------------------
SERIES               RATE                  CURRENT                  NEW
------               ----            ------------------    --------------------
MONEY MARKET         0.35%           First $500,000,000    First $1,000,000,000
                     0.30%           Next $500,000,000     Next $1,000,000,000
                     0.25%           Excess                Excess

BOND INCOME          0.40%           First $400,000,000    First $1,000,000,000
                     0.35%           Next $300,000,000     Next $1,000,000,000
                     0.30%           Next $300,000,000     Next $1,000,000,000
                     0.25%           Excess                Excess

GROWTH AND INCOME    0.70%           First $200,000,000    First $200,000,000
                     0.65%           Next $300,000,000     Next $1,300,000,000
                     0.60%           Excess                Excess

     As the New Advisory Agreements do not affect fee rates at current asset levels for any Series, but rather increase the asset levels at which possible reductions in fee rates will occur, it is difficult to predict accurately when and by how much the New Advisory Agreements will affect fees payable by the Series. However, it is likely that Money Market, Bond Income and Growth and Income will pay more under the relevant New Advisory Agreement in the future.

     Money Market.  On July 31, 1999, Money Market had net assets of
     -------------
approximately $224 million. The Current Advisory Agreement and the New Advisory Agreement for that Series each provide that the first $500 million of average daily net assets will be subject to a fee payable to NEIM at an annual rate of 0.35%. Therefore, unless and until Money Market's net assets grow by approximately $276 million to $500 million, Proposal 2a will have no effect on the fees payable by Money Market. The next $1.5 billion of net assets of Money Market will be subject to a fee at an annual rate that is 0.05% higher under its New Advisory Agreement than under its Current Advisory Agreement. This means that, for every $1,000,000 dollars of net assets from $500 million up to $2 billion, Money Market will pay to NEIM $500 more per year under its New Advisory Agreement than it would have paid under its Current Advisory Agreement. For all net assets of Money Market in excess of $2 billion, the fees payable to NEIM under Money Market's New Advisory Agreement would be the same as under the Current Advisory Agreement.

     Bond Income.  On July 31, 1999, Bond Income had net assets of approximately
     ------------
$281 million. The Current Advisory Agreement and the New Advisory Agreement for that Series each provide that the first $400 million of average daily net assets are subject to a fee payable to NEIM at an annual rate of 0.40%. Therefore, until Bond Income's net assets grow by approximately $119 million to $400 million, Proposal 2b will have no effect on the fees payable by Bond Income. Under the New Advisory Agreement, Bond Income's net assets from $300 million to $700 million would be subject to a fee at an annual rate that is 0.05% higher, as a percentage of average daily net assets, then under the Current Advisory

Agreement, and Bond Income's net assets from $700 million to $2 billion would be subject to a fee at an annual rate that is 0.10% higher than under its Current Advisory Agreement. This means that, for every $1,000,000 of net assets in excess of $400 million up to $700 million, and for every $500,000 of net assets in excess of $700 million up to $2 billion, Bond Income would pay to NEIM $500 more per year under its New Advisory Agreement than it would have paid under its Current Advisory Agreement. The next $1 billion of net assets of Bond Income (that is, assets from $2 billion to $3 billion) would also be subject to a fee at a 0.05% higher rate under the New Advisory Agreement than under the Current Advisory Agreement. Net assets in excess of $3 billion would be subject to a fee payable to NEIM at the same rate under both agreements.

     Growth and Income.  On July 31, 1999, Growth and Income had net assets of
     ------------------
approximately $376 million. The Current Advisory Agreement and the New Advisory Agreement for that Series provide that the first $500 million of average daily net assets are subject to a fee payable to NEIM at the same annual rate. Therefore, until Growth and Income's net assets grow by approximately $124 million to $500 million, Proposal 2c would have no effect on the fees payable by Growth and Income. Under its New Advisory Agreement, the next $1 billion of net assets of Growth and Income would be subject to a fee at an annual rate that is 0.05% higher than under its Current Advisory Agreement. This means that, for every $1,000,000 dollars of net assets of Growth and Income in excess of $500 million, the Series will pay to NEIM $500 more per year under its New Advisory Agreement than it would have paid under its Current Advisory Agreement. For all net assets of Growth and Income in excess of $1.5 billion, the fees payable to NEIM under Growth and Income's New Advisory Agreement would be the same as under the Current Advisory Agreement.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

     Under the New Advisory Agreements, NEIM has overall advisory and administrative responsibility with respect to the Series. Each New Advisory Agreement provides that NEIM will, subject to its rights to delegate such responsibilities to other parties, provide to the relevant Series both portfolio management services and administrative services.

     Each New Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or NEIM, cast in person at a meeting called for the purpose of voting on such approval.

     Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the applicable Series, upon sixty days' written notice to NEIM, or by NEIM upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the 1940

Act. In addition, each New Advisory Agreement will automatically terminate if New England Securities requires the relevant Series to change its name so as to eliminate all references to the words "New England" unless the continuance of such New Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the relevant Series and by vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, NEIM or a Series, cast in person at a meeting called for the purpose of voting on such approval, unless otherwise exempt from these requirements of the 1940 Act pursuant to an order or orders from the SEC. Each New Advisory Agreement provides that NEIM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of NEIM's duties or by reason of reckless disregard by NEIM of its obligations and duties thereunder.

TRUSTEE DECISION

     The Board of Trustees has determined that the compensation to be paid to NEIM under each of the New Advisory Agreements is fair and reasonable. In approving the proposed New Advisory Agreements and recommending their approval by shareholders, the Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust, considered the best interests of shareholders of each of Money Market, Bond Income and Growth and Income and took into account all such factors they deemed relevant. The factors considered by the Trustees included: the increased scope and complexity of administering investment companies; the effect of the proposed investment advisory fee increase on the expense ratios of the Series; comparative data as to advisory fees and expense ratios, particularly fees and expense ratios of funds underlying variable insurance products with similar investment objectives; the continuance of appropriate incentives to assure that NEIM will continue to furnish high quality services to the Series; possible benefits other than the advisory fee which NEIM and its affiliates derive from their relationship with the Series; the advisability of modifying the current tiered fee structure under which the fee would be reduced upon reaching certain asset levels; and the nature, quality and extent of the services furnished by NEIM to the Series in the adviser/sub-adviser structure, including NEIM's oversight of sub-advisers, NEIM's ongoing evaluation of each sub-adviser's performance and searches for replacement sub-advisers when required.

     In connection with that review, the Trustees also approved a recommendation of NEIM that the management fee payable by Small Cap should be reduced from 1.00% of the average daily net assets of the Series to 0.90% of the first $500 million of such assets and 0.85% of the amount of such assets in excess of $500 million. That reduction, which will take effect on January 1, 2000, does not require shareholder approval and therefore is not being presented for shareholder approval at the Meeting.

INFORMATION ABOUT NEIM

     NEIM is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of New England Financial, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. NEIM acts as adviser to all of the series of the Trust except Capital Growth. The Chairman of the Board and President of NEIM is Anne M. Goggin. Ms. Goggin and Mr. Guthrie are NEIM's directors. Ms. Goggin is the Chairman of the Board and President of the Trust and her principal occupation is Senior Vice President and Associate General Counsel of New England Financial. Mr. Guthrie is a Senior Vice President of the Trust, and his principal occupation is Vice President of New England Financial. The address of NEIM, New England Life Holdings, Inc., New England Financial, and Ms. Goggin and Mr. Guthrie and is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

     NEIM acts as investment adviser to the following other mutual funds that have investment objectives similar to those of Bond Income or Growth and Income, respectively, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. Each of these mutual funds is a Series. The table also sets forth the net assets of those funds at [June 30,] 1999.

                                                                      Annual Fee
                                              Approximate    ----------------------------
                                             Net Assets of                  Average Net
      Series               Other Fund          Other Fund       Rate        Asset Level
-----------------    ------------------      -------------   -----------  ---------------
Bond Income
                     Strategic Bond                             0.65%        All assets
                     U.S. Government Series                     0.55%        All assets
-------------------------------------------------------------------------------------------
Growth and Income
                     Equity Growth                              0.75%        All assets
                     Venture Value                              0.75%        All assets
                     Midcap Value                               0.75%        All assets
                     Small Cap                                  1.00%*       All assets
                     Investors Series                           0.75%        All assets
                     Research Managers                          0.75%        All assets
                     Series
                     International Equity                       0.90%        All assets

  *As discussed above, the annual advisory fee rate for Small Cap will be reduced to 0.90% on January 1, 2000.

TRUSTEE RECOMMENDATION

     The Trustees of the Trust unanimously recommend that the shareholders of each of Money Market, Bond Income and Growth and Income vote to approve the proposed New Advisory Agreement for their Series.

     Each Series votes only with respect to the New Advisory Agreement for that Series. The required vote for approval the New Advisory Agreement for a Series is the lesser of (1) 67% of the shares of that Series represented at the Meeting and entitled to vote, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If approved by a Series' shareholders, the New Advisory Agreement for that Series will take effect January 1, 2000. If shareholders of any Series do not approve the New Advisory Agreement relating to that Series, the Current Advisory Agreement relating to that Series will remain in effect.

III. REPLACING FUNDAMENTAL INVESTMENT OBJECTIVES WITH NON-FUNDAMENTAL INVESTMENT OBJECTIVES

     Currently, seven Series, Money Market, Bond Income, the Managed Series, Capital Growth, Small Cap, Growth and Income and Stock Index, have investment objectives that are fundamental, meaning that the objectives may be changed only by shareholder vote. The purpose of Proposal 3 is to replace the fundamental investment objective of each of these Series with an otherwise identical, non-fundamental investment objective. The investment objective for each of these Series is set forth below.

SERIES               INVESTMENT OBJECTIVE
Money Market         The highest possible level of income consistent with the
                     preservation of capital.

Bond Income          A high level of current income consistent with protection
                     of capital.

Managed Series       A favorable total return through investment in a
                     diversified portfolio.

Capital Growth       The long-term growth of capital through investment
                     primarily in equity securities of companies whose
                     earnings are expected to grow at a faster rate than the
                     United States' economy.

Small Cap            Long-term capital growth from investments in common
                     stocks or their equivalents.

Growth and Income    Long-term total return through investment in equity
                     securities.

SERIES               INVESTMENT OBJECTIVE

Stock Index          Investment results that correspond to the composite price
                     and yield performance of United States publicly traded commonly stocks.


     If the investment objective of a Series becomes non-fundamental, the Trustees would be able to change the investment objective for that Series in the future without first seeking shareholder approval. That ability is generally desirable for each Series because the Trustees may determine that it would be in the best interests of the shareholders of a Series to change investment techniques in response to changing market conditions, but their ability to do so is currently limited by the fundamental nature of these Series' investment objectives. The Trustees have no current intention of changing the investment objective of any of these Series, but, if Proposal 3 is adopted as to a Series, the Trustees could thereafter change that Series' investment objective at any time. If a Series' objective were changed, the change would be disclosed in a supplement to the Fund's prospectus relating to that Series.

     In addition, in order for these Series (other than Capital Growth) to take full advantage of the SEC Voting Exemption described in Proposal 5, the Series need to be able to change their investment objectives without shareholder approval. As described in Part VI of this proxy statement, upon receiving from its shareholders a grant of authority for the use of the SEC Voting Exemption, a Series (other than Capital Growth) may enter into a new or amended sub-advisory agreement with a sub-adviser under certain circumstances without obtaining another shareholder vote. If, in the future, a new sub-adviser should recommend that a Series change its investment strategy to comport with its best judgment about investment policies and market conditions, if the objective were fundamental, that Series would need to obtain a shareholder vote approving the change of investment objective despite the SEC Voting Exemption. If the shareholders of a Series adopt Proposal 3, however, the Trustees could make appropriate changes to a Series' non-fundamental investment objective consistent with the interests of shareholders of that Series (other than Capital Growth) in conjunction with Trustee approval of a new or amended sub-advisory agreement.

     THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH SERIES TO WHICH THIS PROPOSAL 3 RELATES VOTE TO MAKE THE INVESTMENT OBJECTIVE OF THAT SERIES AN OTHERWISE IDENTICAL, NON-FUNDAMENTAL POLICY.

     Each Series votes separately from each other Series with respect to its investment objective. For each Series, the required vote for approval of a change to its fundamental investment objective is the lesser of (1) 67% of the shares of that Series represented at the Meeting and entitled to vote, if more than 50% of the outstanding shares of that Series are represented at the Meeting or (2) more than 50% of the outstanding shares of that Series. The new, non-fundamental investment objectives would take effect upon amendment of the Fund's

SEC filings to reflect the change. If the Proposal is not approved by any Series' shareholders, that Series' current fundamental investment objective will remain unchanged.

IV.  FUTURE SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER VOTE

     Each Series to which this Proposal 4 applies proposes, to the extent permitted by any exemption or exemptions granted by the SEC, to permit NEIM to enter into new or amended agreements with any sub-adviser with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements.

     The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and NEIM, however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Voting Exemption"). Under the SEC Voting Exemption, NEIM, as the investment adviser of certain Series, is permitted, under specified conditions, to enter into new and amended sub-advisory agreements for the management of each such Series, including agreements with new sub-advisers and agreements with existing sub-advisers if there were a material change in the terms of the sub-advisory agreement or if there were an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement, without obtaining the approval of such new or amended sub-advisory agreement by that Series' shareholders. Such agreements nevertheless would require approval by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Voting Exemption is that, under certain circumstances, within 90 days after entering into a new sub-advisory agreement without shareholder approval, the Series must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, each Series would still require shareholder approval to amend its Advisory Agreement with NEIM (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new advisory agreement with NEIM or any other adviser.

     Another condition of the SEC Voting Exemption is that any new or amended sub-advisory agreement entered into in reliance on the SEC Voting Exemption must be between NEIM and a sub-adviser that is not an "affiliate" of NEIM, as that term is defined in the 1940 Act. Therefore, to the extent that NEIM enters into an amended or new sub-advisory agreement with an affiliated sub-adviser under the current SEC Voting Exemption, the new or amended contract will still require shareholder approval to the extent required by the 1940 Act.

     The Trust is requesting shareholder approval of this Proposal for several reasons. The Series other than Capital Growth utilize an adviser/sub-adviser management structure, in which

NEIM acts as these Series' investment adviser, delegating the day-to-day portfolio management to a sub-adviser. Under such a structure, the Series' sub-advisers act in a capacity similar to that of the portfolio manager in a more traditional mutual fund advisory structure that does not involve a sub-adviser. Specifically, the Series' sub-advisers, like portfolio managers in a more traditional structure, mange the Series under the oversight and supervision of the Series's adviser. If a Series were to change sub-advisers, NEIM would continue in its role as adviser and would continue to exercise oversight and supervision of the Series' investment affairs as conducted by the new sub-adviser. Changing the Series' sub-advisers is, therefore, in some ways analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

     In addition, given the Series' management structure, the shareholder approval requirement under the 1940 Act may cause a Series' shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees believe that without the ability to employ promptly a new sub-adviser or re-employ promptly the current sub-adviser upon a change of control of the sub-adviser, as the case may be, investors' expectations may be frustrated and the Series and its shareholders could be seriously disadvantaged under the following circumstances: (a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a sub-adviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a sub-adviser) or other event causing the termination of a sub-advisory agreement. In the past five years, there have been ___ changes in control of one or more of the Series' sub-advisers resulting in a termination of the sub-advisory agreement with such sub-adviser or sub-advisers.

     In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, a Series must convene a shareholders' meeting, which generally involves considerable delay and expense. Where NEIM, as adviser, has recommended replacement of a sub-adviser, and the Trustees have determined that such replacement is necessary and advisable, a Series could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders.
Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events which, in many cases, are beyond the control of the Series), a Series may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage in a new sub-adviser promptly, NEIM, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a sub-adviser.

TRUSTEE RECOMMENDATION

     THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH SERIES TO WHICH THIS PROPOSAL 4 RELATES VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT NEIM TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUB-ADVISERS FROM TIME TO TIME WITH RESPECT TO THE SERIES WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS.

     Each Series votes separately from each other Series with respect to the SEC Voting Exemption. For each Series, the required vote for approval of the proposed grant of authority is the lesser of (1) 67% of the shares of the Series represented at the Meeting and entitled to vote, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If the shareholders of a Series do not approve this Proposal 4, the Trustees of the Trust will consider such alternate actions as may be in the best interest of such Series.

VI.  ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

     As described in the following Proposal, the Trustees recommend that shareholders approve the elimination of and revisions to certain investment restrictions currently observed by the Series. The purpose of these proposed changes is to increase each Series' investment flexibility and reduce administrative and compliance burdens by: (1) eliminating restrictive policies that various state securities authorities formerly imposed on certain types of mutual funds and (2) simplifying, modernizing and making uniform those investment restrictions that are still required under federal securities laws.

BACKGROUND

     The 1940 Act requires a registered investment company like the Trust to have "fundamental" investment restrictions governing certain of its investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote. Several Series have adopted fundamental investment restrictions in the past in response to regulatory, business or industry requirements and conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions then required under state law by preempting state securities ("Blue Sky") regulations for many investment companies. Although these Blue Sky regulations did not govern the Fund, many of the Series' investment restrictions were patterned after the investment restrictions of other mutual funds that were subject to these now-rescinded Blue Sky requirements.

     The proposed elimination of and revisions to certain of the fundamental investment restrictions of each Series are discussed below. Please refer to Appendix A for a complete description of the current and proposed fundamental and non-fundamental investment restrictions for each Series. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, the Trustees believe that the advisers and sub-advisers of the Trust will be better able to manage the Series' portfolios in a changing regulatory or investment environment. In addition, the process of monitoring the Series' compliance with investment restrictions will be simplified.

     Proposals
     ---------

     5A. ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO INVESTMENTS IN A SINGLE ISSUER.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in a single issuer will be eliminated. Each such Series would, in turn, become subject to the following proposed non-fundamental investment restrictions:

     The Series may not:

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company.

     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

     Discussion.  Each Series is classified as "diversified" under the 1940 Act,
     -----------
which means that each Series must comply with, among other requirements, the investment restrictions set forth above, which limit the percentage of Series' assets invested in a single issuer. These investment restrictions need not be fundamental. However, several Series are currently subject to fundamental investment restrictions concerning investments in single issuers that are similar to, or more even restrictive than, those set forth above. The Trustees believe that the proposed changes to those investment restrictions will enhance investment flexibility and could assist those Series in achieving their investment objectives.

     Should a Series desire to become non-diversified in the future, that Series would need to obtain a shareholder vote approving its reclassification from diversified to non-diversified. Until a Series obtains such a shareholder vote, that Series must continue to comply with the diversification requirements of the 1940 Act, which are in substance the same as the proposed non-fundamental restriction set forth above.

     5B. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO SHORT SALES AND PURCHASING SECURITIES ON MARGIN.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to short sales and purchasing securities on margin will be eliminated. Each such Series will in turn become subject to the following proposed non-fundamental investment restriction:

     The Series may not:

     Sell securities short or purchase securities on margin, except to the extent permitted by applicable law, regulation or order.

     Discussion.  Upon approval, each of the Series to which this Proposal
     -----------
applies will be able to engage in short sales. The Trustees believe that the proposed changes to these investment restrictions will enhance investment flexibility and could assist these Series in achieving their investment objectives. However, none of the advisers or sub-advisers of the Series intends to engage in short sales on behalf of these Series at this time.

     In a typical short sale, a Series borrows from a broker a security that it anticipates will decline in value in order to sell such security to a third party. The Series is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value and a profit to the extent the security declines in value (after including any associated costs). A Series engaging in short sales may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest it receives on the securities while they are borrowed. All short sales must be fully collateralized.

     Short sales "against the box" are those where the Series owns or has the right to acquire at no added cost a security identical to that sold short.
Short sales "against the box" may protect a Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities would be wholly or partially offset by a corresponding loss in the short position. Several Series not affected by this Proposal already have the ability to make short sales "against the box."

     5C. REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO CONCENTRATION OF INVESTMENT IN ONE INDUSTRY.

     AFFECTED SERIES:  ALL SERIES.

     If this Proposal is approved, the fundamental investment restriction of each Series relating to concentration of investment in one industry will be revised. The proposed revised fundamental investment restriction is set forth below:

     The Series may not:

     Purchase securities (other than (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry except to the extent permitted by applicable law, regulation or order.

     Discussion.  The 1940 Act imposes restrictions on an investment company's
     -----------
ability to concentrate its investments in any particular industry or group of industries. This revised investment restriction, which will apply to each Series, is intended to simplify and standardize the language of the Trust's policies concerning industry concentration, and with respect to several Series, to remove from investment restrictions unnecessary explanatory language that may or may not accurately reflect future industry groupings and SEC staff policy positions.

     5D.    REVISE THE FUNDAMENTAL RESTRICTION RELATING TO BORROWINGS.

     AFFECTED SERIES:  ALL SERIES.

     If this Proposal is approved, the fundamental investment restriction of each Series relating to borrowing money will be revised. The proposed revised fundamental investment restriction is set forth below:

     The Series may not:

     Borrow money, except to the extent permitted by applicable law, regulation or order.

     Discussion.  Several of the Series are currently allowed to borrow only in
     -----------
an amount not in excess of 5% or 10% of the value of such Series' total assets. The investment restrictions of other Series explicitly state that the Series may borrow up to 33 1/3% of its assets from banks, including the amount borrowed. The 1940 Act prohibits mutual funds from borrowing more than 33 1/3% of their assets, including the amount borrowed, and permits borrowing only from banks. Accordingly, the revised policy on borrowing would provide some Series with additional authority to borrow and other Series with a more flexible investment restriction that will not need to be revised if additional borrowings become permissible under the 1940 Act.

     The Trustees believe that amending this fundamental investment restriction as set forth above would provide the Series with the needed flexibility to respond quickly to legal, regulatory and market developments regarding the borrowing of money and could assist each Series in achieving its investment objective. Series occasionally borrow money to fund substantial shareholder redemptions or exchange requests or for the clearance of transactions when available cash is not sufficient for these needs. Although the Series have not experienced difficulties under the current restrictions, the Trustees believe that the proposed change would enhance flexibility. The proposed change would also afford each Series the same capacity to satisfy net redemptions of its shares on a temporary basis without having to resort to sales of portfolio securities at possibly disadvantageous prices.

     This Proposal, if adopted, will also allow each Series to borrow money to take advantage of investment opportunities. This type of borrowing involves the additional risk that interest expense may be greater that the income from or appreciation of the securities financed and the value of such securities may decline below the amount borrowed. If a Series were to follow this practice, any investment gains made on the securities in excess of the interest paid on the borrowing would cause the net asset value of the Series to rise faster than would otherwise be the case. Conversely, if the investment performance of the additional securities purchased failed to cover their cost (including any interest on the money borrowed) to the Series, the net asset value would decrease faster than would otherwise be the case. This effect is known as "leverage." No Series has any current intention to borrow money for leverage, but the proposed revised restriction would permit borrowing for such purposes, to the extent approved from time to time by the Fund's Trustees.

     5E. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS IN BUSINESSES LESS THAN THREE YEARS OLD.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in businesses less than three years old will be eliminated.

     Discussion.  Several Series currently have a fundamental investment
     -----------
restriction related to investments of more than 5% of its assets in "unseasoned issuers" (e.g., companies which have been in operation for less than three years). This restriction was formerly found in certain states' Blue Sky laws. The Trustees recommend the elimination of this restriction in order to provide each Series with greater flexibility in making investments.

     The Trustees believe that elimination of this investment restriction will increase the flexibility of the adviser or sub-adviser, as appropriate, in managing a Series' assets by permitting investments by the Series in unseasoned issuers that are otherwise permissible and appropriate under the investment objective and policies of the Series. While securities of these issuers may be subject to greater risk, the Trustees believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments would be subject to the other investment policies of the Series, warrants the elimination of the current investment restriction.

     5F. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO ISSUERS WHOSE SHARES ARE BENEFICIALLY OWNED BY TRUSTEES AND OFFICERS OF THE TRUST OR DIRECTORS AND OFFICERS OF CERTAIN AFFILIATES OF THE TRUST.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to securities of issuers that are beneficially owned by certain persons will be eliminated.

     Discussion.  Several Series currently have an investment restriction
     -----------
limiting their investments in securities of issuers in which management of the Trust or of advisers or sub-advisers to the Series own a certain percentage of securities. This restriction was formerly found in certain Blue Sky laws. The Trustees recommend the elimination of this restriction in order to provide the Trust with the maximum amount of investment flexibility.

     If this restriction is eliminated, each Series will be able to invest in the securities of any issuer without regard to ownership of such issuer by management of the Trust or of the advisers or sub-advisers of the Series, except to the extent prohibited by each Series' investment objective and policies and the 1940 Act. Certain of such transactions are circumscribed by the 1940 Act's provisions on affiliated transactions and each adviser and sub-adviser of a Series maintains a code of ethics to monitor transactions affecting that Series; therefore, the Trustees believe that this investment restriction is no longer necessary.

     5G. REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO UNDERWRITING OF SECURITIES.

     AFFECTED SERIES:  ALL SERIES.

     If this Proposal is approved, the fundamental investment restriction of each Series relating to the underwriting of securities issued by others will be revised. Each Series will in turn become subject to the following revised fundamental restriction:

     The Series may not:

     Underwrite securities issued by other persons except to the extent, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

     Discussion.  The federal securities laws limit and regulate an investment
     -----------
company's ability to act as an underwriter of securities issued by others. This investment restriction is intended to state clearly and simply that the limits set forth in those laws will apply to all Series.

     5H. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO THE PURCHASE OF RESTRICTED SECURITIES AND ILLIQUID SECURITIES.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restrictions of each affected Series relating to the purchase of restricted securities and illiquid securities will be eliminated. Each Series will, in turn, become subject to the following proposed non-fundamental restriction:

     The Series may not:

     Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount and master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).

     Discussion.  The Trustees believe that fundamental restrictions relating to
     -----------
restricted illiquid securities are unnecessary in light of current regulatory requirements and the proposed non-fundamental investment restriction of each Series, which would prohibit a Series from investing more than 15% (10% in the case of Money Market) of its net assets in illiquid securities, including restricted securities.

     The Series may benefit from the added flexibility of having the policy with respect to illiquid investments, including restricted securities, contained in a single non-fundamental investment restriction. Each Series would then have greater flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments. If this investment restriction were no longer required, the Trustees could modify or eliminate the restriction to increase each Series' investment flexibility without the need for shareholder approval.

     To the extent that a Series invests in illiquid investments, that Series may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, a Series could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

     5I. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS MADE FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in companies for the purpose of exercising control will be eliminated.

     Discussion.  Eliminating this investment restriction would permit a Series
     -----------
to exercise its rights as shareholders in the various companies in which they can invest, consistent with any limitation imposed from time to time by the relevant adviser's or sub-adviser's internal code of conduct and proxy voting policies. These rights may include the active opposition or support of such companies' management. These activities could at times fall within the technical definition of exercising control under the securities laws.

     Although no Series currently intends to invest in a company for the purpose of exercising control over the company, the Trustees believe that approval of this Proposal will provide each affected Series with the additional capability to protect the value of its investments through the exercise of influence, in appropriate circumstances, on the management of the companies in which it invests. Each Series would be able to communicate its views as a shareholder on company policies that affect the value of such Series' investment. Activities in which a Series would then be able to engage include seeking changes in a company's goals, management or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to the company.

     5J. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO JOINT TRADING OF SECURITIES.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to joint trading of securities will be eliminated.

     Discussion.  The Series will only participate on a joint or joint and
     -----------
several basis in trading of securities to the extent permitted by rule or order of the SEC. The Trustees believe that the specific process and mechanics of effecting trades of portfolio securities need not be the subject of an investment restriction. Each adviser or sub-adviser of a Series considers many factors when evaluating a particular investment, including the marketability and availability of the security and brokerage-related matters. However, these procedures evolve over time in response to changes in regulation and business practices, and therefore are generally not reduced to investment restrictions. Each Series will continue to comply with applicable rules and regulations relating to trading of securities in the absence of this investment restriction.

     5K. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS IN OTHER INVESTMENT COMPANIES.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to investments in securities of other investment companies will be eliminated. Each such Series will in turn become subject to the following proposed non-fundamental restriction:

     The Series may not:

     Invest in securities of other investment companies, except to the extent permitted by applicable law, regulation or order.

     Discussion.  The 1940 Act imposes limitations on an investment company's
     -----------
ability to purchase and sell securities of other investment companies, but these restrictions need not be fundamental. If this Proposal is approved, each Series will be able to invest in other investment companies to the extent allowed by the 1940 Act and that Series' investment policies. Investment in these entities may involve duplication of certain fees and expenses, but the Trustees believe that this enhanced flexibility could provide attractive investment opportunities and may assist each Series in meeting its investment objective.

     5L. REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS IN COMMODITIES AND REAL ESTATE.

     AFFECTED SERIES:  ALL SERIES.

     If this Proposal is approved, the fundamental investment restriction of each Series relating to investments and commodities in real estate will be revised. The single investment restriction of each Series relating to commodities and real estate will be replaced with two fundamental restrictions, one relating to commodities and one relating to real estate, as set forth below:

     The Series may not:

     Purchase or sell real estate except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     Purchase or sell commodities or commodity contracts except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

     Discussion.  These revised investment restrictions, which will apply to
     -----------
each Series, are intended to simplify and standardize the language of the Trust's policies concerning commodities and real estate.

     5M. ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO PLEDGING ASSETS.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the existing fundamental investment restrictions of each affected Series relating to pledging of assets will be eliminated.

     Discussion.  Several Series currently have a fundamental investment
     -----------
restriction prohibiting them from pledging their assets. This restriction was formerly found in certain states' Blue Sky laws. The Trustees recommend the elimination of this restriction in order to provide the Trust with the greater investment flexibility. There are currently no regulatory limits on pledging activity.

     Pledging assets does entail certain risks. To the extent that a Series pledges its assets, that Series may have less flexibility in liquidating assets. This may delay such Series' ability to meet redemption requests or other obligations.

     5N.    REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO MAKING
            LOANS.

     AFFECTED SERIES:  ALL SERIES.

     Upon approval of this Proposal, the fundamental restriction of each Series relating to making loans will be revised to standardize the language of each such restriction and to allow each Series to enter into securities loans. The proposed revised fundamental restriction is set forth below:

     The Series may not:

     Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, and as otherwise permitted by applicable law, regulation or order.

     Discussion.  If this Proposal is approved, each of the Series will be able
     -----------
to lend its portfolio securities to brokers, dealers and other financial institutions under this standardized, simplified investment restriction. The Trustees believe that this investment flexibility may assist each Series in achieving its investment objective. Under the proposed revised restriction, each Series could engage in such lending at any time, to the extent authorized by the Fund's Trustees.

     In lending its portfolio securities, a Series receives income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or equivalent collateral. The advantage of such loans is that a Series continues to earn interest and dividends on the loaned securities while at the same time earning a return on the invested collateral. Such a loan involves some risk to the Series if the other party should default on its obligation. If the other party should become involved in bankruptcy proceedings, it is possible that the Series may encounter a delay in recovery or even a loss of rights in the collateral. However, loans of a Series' securities will only be made to borrowers deemed by the adviser or sub-adviser of the Series to be creditworthy.

     The proposed revised investment restriction would also permit the Series to purchase debt obligations and engage in transactions in repurchase agreements. These functions are already permitted under each Series' current investment restrictions.

     5O. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO THE PURCHASE AND/OR WRITING OF OPTIONS.

     AFFECTED SERIES: MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each affected Series relating to the purchase and/or writing or options will be eliminated.

     Discussion.  If this Proposal is approved, these Series will be able to
     -----------
engage in a wider variety of options transactions than is currently allowable under the applicable investment restrictions. The Trustees believe that approval of this Proposal will enhance investment flexibility and could assist each Series in achieving its investment objectives.

     When a Series purchases a call option, it obtains the right to purchase, and obligates the writer to sell, a security, currency or unit of an index, at a specified exercise price on or before a specified expiration date. In order for a call option purchased by a Series to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the amount paid by the Series to acquire the option, and the related transaction. When a Series purchases a put option, it obtains the right to sell, and obligates the writer to buy, a security at the exercise price on or before the expiration date. In order for a put option purchased by a Series to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the amount paid by the Series to acquire the option, and the related transaction. If an option expires unexercised, the Series will lose the amount it paid for the option.

     When a Series writes a call option, it loses the opportunity to profit from any increase in the price of the security above the exercise price. When a Series writes a put option, it takes a risk that it will be required to purchase the security from the option holder at a price above the current market value.
A Series receives a premium for writing a call or put option (representing the cost of the option), which increases the return to the Series if the option expires unexercised.

     The successful use of options depends on the ability of the adviser or sub-adviser of the Series to predict correctly interest rate and market movements. It also depends on the Series' ability to terminate option positions at times when the adviser or sub-adviser of the Series believes it is desirable to do so. There is no assurance that the Series will be able to effect closing transactions at any particular time or at an acceptable price.

     No Series has any current intention to change its current policies and practices, if any, regarding investments in options, but the proposed elimination of current restrictions on option transactions would permit each Series to engage in option transactions in the future.

     5P. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO THE ISSUANCE OF SENIOR SECURITIES.

     AFFECTED SERIES: ALL SERIES OTHER THAN MONEY MARKET, BOND INCOME, THE MANAGED SERIES, CAPITAL GROWTH AND STOCK INDEX.

     If this Proposal is approved, the fundamental investment restriction of each Series relating to senior securities will be revised. Each Series will become subject to the following fundamental investment restriction:

     The Series will not:

     Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

     Discussion.  The 1940 Act imposes limitations on an investment company's
     -----------
ability to issue senior securities. This revised investment restriction, which will apply to all Series, is intended to simplify and standardize the language of the Trust's policies concerning senior securities, and to permit each Series to take full advantage of all investment flexibility permitted under applicable law.

     Several Series do not have an express limitation on issuance of senior securities. These Series will also be subject to the investment restriction set forth above, although no shareholder vote is necessary for the imposition of this restriction on such Series. Imposition of this restriction on those Series will not limit the Series' investment flexibility, since those Series are already subject to such limitation in their issuance of senior securities as may be imposed by applicable law.

TRUSTEE RECOMMENDATION

     THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH SERIES VOTE TO APPROVE THE PROPOSED ELIMINATION OF AND REVISIONS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF SUCH SERIES.

     Each Series votes separately from each other Series with respect to its fundamental investment restrictions. For each Series, the required vote for approval of the proposed elimination of and revisions to its fundamental investment objectives is the lesser of (1) 67% of the shares of the Series represented at the Meeting and entitled to vote, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Series. If the shareholders of a Series do not approve this Proposal 5, the Trustees of the Trust will consider such alternate actions as may be in the best interest of such Series.

VI.  OTHER MATTERS

NUMBER OF SHARES

     Shares of the Series are available for purchase only by separate accounts established by New England Financial, MetLife and their affiliates. The Trust serves as the investment vehicle for variable insurance, variable annuity and group annuity products of New England Financial, MetLife or their affiliates. Shares of the Series are not offered for direct purchase by the investing public.

     All shareholders of record on the Record Date are entitled to one vote for each share of beneficial interest of the Trust held as of that date. The number of shares of beneficial interest of each Series issued and outstanding as of the Record Date are as follows:


                        SHARES OUTSTANDING
SERIES                  ON RECORD DATE
----------------------  --------------

Money Market..........   2,268,366.779
Bond Income...........   2,622,139.333
Strategic Bond........   8,362,960.475
U.S. Government.......   4,374,164.414
Managed Series........   1,019,756.754
Balanced Series.......  13,161,550.710
Equity Growth.........  22,780,056.214
Capital Growth........   3,956,111.709
Venture Value.........  22,052,415.225
Midcap Value..........     862,248.584
Small Cap.............   1,518,826.433
Investors.............     500,000.000
Research Managers.....     500,000.000
Growth and Income.....   1,719,920.380
Stock Index...........   1,086,756.307
International Equity..   6,309,152.771

TOTAL.................  93,094,426.088

RECORD OWNERSHIP

     As of the Record Date, all of the shares of the Series were owned by either: (1) New England Variable Life Separate Account ("NEVL Account"), a separate account of New England Financial; (2) The New England Variable Account ("TNE Account"), a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Account"), a separate account of New England Financial; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Accounts"); (5) certain separate accounts of New England Financial established for the pooling of contributions under certain tax-qualified group annuity contracts ("NEF Accounts"); or (6) with respect to amounts invested by NEF in the Investors Series and the Research Managers Series in connection with the establishment of those Series, New England Financial. The shares and percentages of the Series held by these entities are set forth below.


                             NEVL Account                  TNE Account                   NEVA Account
                     ------------------------      -------------------------    -----------------------------
                     Number of         %           Number of          %         Number of              %
     Series           Shares      Outstanding       Shares       Outstanding     Shares           Outstanding
     ------          ---------    -----------      ---------     -----------    ---------         -----------
Money                948,102.560          42%     737,398.190            33%      582,866.019            26%
Market

Bond Income          668,918.267          26%   1,195,263.511            46%      757,957.555            29%

Strategic Bond       100,648.118           1%   2,790,263.046            33%    5,076,762.280            61%

U.S.                  57,715.411           1%   1,305,378.017            30%    2,738,097.414            63%
Government

Managed              309,841.692          30%     709,915.062            70%               --             0%

Balanced           1,053,153.535           8%   3,249,580.637            25%    7,133,784.586            54%

Equity             5,767,537.472          25%   6,633,111.247            29%    9,124,424.329            40%
Growth

Capital            2,298,943.134          58%   1,657,168.571            42%               --             0%
Growth

Venture Value      5,416,568.565          25%   6,138,951.948            28%    8,324,202.976            38%

Midcap Value         290,631.664          34%     264,345.678            31%      301,187.381            35%

Small Cap            470,920.723          31%     411,242.932            27%      462,156.569            30%

Investors             26,023.276           5%              --             0%      149,418.257            30%

Research              15,371.661           3%              --             0%      102,985.653            21%
Managers

Growth and           393,104.546          23%     500,931.783            29%      789,792.139            46%
Income

Stock Index          709,368.886          65%     377,387.421            35%               --             0%

International      1,193,812.753          19%   1,459,928.430            23%    3,583,906.930            57%
Equity

TOTAL             19,720,662.263          21%  27,430,866.473            29%   39,127,542.088            42%

                             MetLife Accounts              NEF Accounts                       NEF
                     ------------------------      -------------------------      -----------------------------
                     Number of         %           Number of          %           Number of              %
     Series           Shares      Outstanding       Shares       Outstanding       Shares           Outstanding
     ------          ---------    -----------      ---------     -----------      ---------         -----------
Money Market                   --          0%             --              0%            N/A                  --

Bond Income                    --          0%             --              0%            N/A                  --

Strategic Bond        137,270.343          2%    258,016.687              3%            N/A                  --

U.S.                   26,752.330          1%    246,221.242              6%            N/A                  --
Government

Managed                        --          0%             --              0%            N/A                  --

Balanced            1,252,489.639         10%    472,542.313              4%            N/A                  --

Equity Growth         456,358.476          2%    798,624.689              4%            N/A                  --

Capital Growth                 --          0%             --              0%            N/A                  --

Venture Value       1,460,897.777          7%    711,793.959              3%            N/A                  --

Midcap Value            1,288.334          0%      4,795.528              1%            N/A                  --

Small Cap             121,438.281          8%     53,067.927              3%            N/A                  --

Investors                      --          0%             --              0%    324,558.467                 65%

Research                       --          0%             --              0%    381,642.686                 76%
Managers

Growth and             13,003.669          1%     23,088.243              1%            N/A                  --
Income

Stock Index                    --          0%             --              0%            N/A                  --

International          45,575.278          1%     25,929.379              0%            N/A                  --
Equity

TOTAL               3,515,074.127          4%  2,594,079.967              3%    706,201.153                  1%

    As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the following Series, representing the indicated percentage of the outstanding shares of such Series:


             Beneficial Holder       Series             Number and Percentage
             -----------------       ------             ---------------------
[5% (or greater) holders]


VOTING PROVISIONS

    The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by New England Financial and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and New England Financial. All shares of the Series owned by NEVL Account and NEVA Account are attributable to variable life insurance policies and variable annuity contracts issued by New England Financial or to charges assessed by New England Financial against those policies and contracts. New England Financial has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct New England Financial as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of the Series attributable to such policies and contracts for which no Owner instructions have been received by New England Financial and all shares of the Series attributable to charges assessed by New England Financial against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by New England Financial with respect to policies or contracts issued by such separate accounts issued by such separate account. All shares of the Series held by TNE Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by TNE Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife. All shares of the Series held by NEF Accounts or MetLife Accounts, and all shares of the Investors Series and the Research Managers Series held by New England Financial, will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

    The following persons are both officers or Trustees of the Trust and officers or directors of NEIM: Peter H. Duffy, John F. Guthrie, Jr., Anne M. Goggin, Alan C. Leland, Jr., Thomas M. Lenz and Thomas C. McDevitt.

OTHER MATTERS

    The holders of forty percent of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions as present for purposes of determining whether sufficient affirmative votes have been cast. The tellers will also count all shares represented by proxies that reflect abstentions as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal, except for Proposal 1, as to which abstentions have no effect.

    In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of any Proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting with respect to any Proposal not so approved or adopted in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal as to which sufficient affirmative votes have been received. They will vote against any such adjournment those proxies required to be voted against such Proposal as to which sufficient affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such Proposal.

    Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1 through 5 mentioned in the Notice of Special Meeting. However, shareholders are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

    The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                      APPENDIX A
                                                                      ----------



                 Proposed Investment Restrictions for all Series
                 -----------------------------------------------
                           of New England Zenith Fund
                           --------------------------

FUNDAMENTAL RESTRICTIONS (APPLY TO ALL SERIES)

NO SERIES WILL:
---------------

1. Borrow money, except to the extent permitted by applicable law, regulation or order;

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

5. Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

7. Issue any senior securities except as permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

NON-FUNDAMENTAL RESTRICTIONS (APPLY TO ALL SERIES)

NO SERIES WILL:
---------------

         1) Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

         2) Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity);

         3) Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

         4) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

         5) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

                       ANALYSIS OF CURRENT AND PROPOSED
                       --------------------------------
                 ZENITH FUND INVESTMENT RESTRICTIONS (BY SERIES)
                 -----------------------------------------------

CURRENT RESTRICTIONS/PROPOSED RESTRICTIONS
------------------------------------------

Each Series will not:

Money Market
------------

FUNDAMENTAL:

     (1) Purchase any securities (other than the U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Eliminate.  Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.



     (2) Purchase any security (other than the U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. This restriction does not apply to bank obligations. It does apply to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Keep fundamental, revise as follows for simplification:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.



     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;


Eliminate. Replace with the following non-fundamental restriction:

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.



     (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;


Eliminate. Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

See also the discussion of #11.

     (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower;


Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.



     (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;


Eliminate.



     (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;


Eliminate.



     (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws;


Keep first clause (as fundamental restriction), revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

Eliminate second clause.



     (9) Make investments for the purpose of exercising control or management;


Eliminate.



     (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, Back Bay Advisors, or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);

Eliminate.



     (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not
(a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);


Eliminate.  Replace with the following non-fundamental restriction:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.

     (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.



     (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost);


Eliminate.



      (14) The Series will not purchase any illiquid security if, as a result, more than 10% of its net assets (taken at current value) would be invested in such securities;


Eliminate. Replace with the following non-fundamental restriction for Money Market only:

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).



      (15) Make loans, except by purchase of debt obligations in which the Series may invest consistently with its objective and investment policies. This restriction does not apply to repurchase agreements; or


Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.



      (16) Write or purchase puts, calls or combinations thereof.


Eliminate.

Add the following fundamental restriction:

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



NON-FUNDAMENTAL:  NONE.

Bond Income
-----------

FUNDAMENTAL:

      (1) Purchase any securities (other than the U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;

Eliminate. Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.


      (2) Purchase any security (other than the U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;

Keep fundamental, revise as follows for simplification:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.


      (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

Eliminate. Replace with the following non-fundamental restriction:

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.


      (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;

Eliminate. Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

See also the discussion of #11.


      (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Series may make loans of its portfolio securities;

Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.


      (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

Eliminate.

      (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;


Eliminate.



      (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, the Series may invest up to 10% of its total assets (taken at current value) in such restricted securities;


Keep first clause (as fundamental restriction), revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

Eliminate second clause.



      (9) Make investments for the purpose of exercising control or management;


Eliminate.



      (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, Back Bay Advisors or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);


Eliminate.



      (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, except that the Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not
(a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);


Eliminate. Replace with the following non-fundamental restriction:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.



      (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

      (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements applicable to this restriction, as a matter of operating policy subject to change without shareholder approval, the Series will not pledge more than 2% of its assets;


Eliminate.



      (14) The Series will not purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;


Eliminate.  Replace with the following non-fundamental restriction:

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).



      (15) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices--Lending of Portfolio Securities" in the SAI; or


Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.



      (16) Write or purchase puts, calls or a combination thereof, except that Bond Income may purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of, a unit offering involving other securities.


Eliminate.


Add the following fundamental restriction:

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



NON-FUNDAMENTAL: NONE (but see #13 above).

Strategic Bond, U.S. Government Series, Balanced, Equity Growth, Venture Value,
-------------------------------------------------------------------------------
Midcap Value, Small Cap, Growth and Income, International Equity
----------------------------------------------------------------

FUNDAMENTAL:

      (1) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);


Keep fundamental, revise as follows to obtain maximum flexibility:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.



      (2) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;


Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.



      (3) Make loans, except by entering into repurchase agreements (including reverse repurchase agreements) or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, or through the lending of the Series' portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.



      (4) Buy or sell real estate or commodities or commodity contracts, except that the Series may buy and sell futures contracts and option. Each Series may enter into swap agreements, foreign exchange contracts and may also enter into swap agreements and other financial transactions not requiring the delivery of physical commodities. (This restriction does not prevent the Series from purchasing securities of companies investing in the foregoing);


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.



      (5) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


Keep fundamental, revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

      (6) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (10) below; any borrowing permitted by restriction (2) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Fund's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.);


Keep fundamental, revise for simplification.  Revised restriction:

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



NON-FUNDAMENTAL:

      (7) With respect to 75% of the Series' total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would then be invested in securities of a single issuer;


Eliminate. Replace with the following revised non-fundamental restriction:

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

      (8) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Series of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);


Eliminate.  Replace with the following non-fundamental restriction:

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.



      (9) With respect to 75% of the Series' total assets acquire more than 10% of the outstanding voting securities of an issuer;


Eliminate. Replace with the following revised non-fundamental restriction:

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

Also add the following non-fundamental restriction relating to investment companies:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.



      (10) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);


Eliminate.

      (11) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities for a Series with that Series' adviser or subadviser or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);


Eliminate.



      (12) Write, purchase or sell options except that the Series may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar investments, (b) enter into currency forward contracts, and (c) invest in structured notes; or


Eliminate.



      (13) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities.


Revised. The following non-fundamental restriction applies to all Series.

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).

Managed
-------

FUNDAMENTAL:

      (1) Purchase any securities (other than the U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer; provided, however, that the Series may each invest more than 5% (but not more than 25%) of its total assets (taken at current value) in the securities of a single issuer if securities of any such issuer represent more than 5%, capitalization weighted, of the stock index that the Series attempts to track. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Eliminate.  Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.



      (2) Purchase any security (other than the U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. This restriction does not apply to bank obligations. It does apply to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Keep fundamental, revise as follows for simplification:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.



      (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (Any deposit or payment by the Series of initial or maintenance margin in connection with futures contracts shall not be considered the purchase of a security on margin for the purposes of this restriction);


Eliminate. Replace with the following non-fundamental restriction:

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.



      (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;


Eliminate. Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

See also the discussion of #11.



      (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Series may make loans of its portfolio securities;

Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.

      (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;


Eliminate.



      (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;


Eliminate.



      (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, the Series may invest up to 10% of its total assets (taken at current value) in such restricted securities;


Keep first clause (as fundamental restriction), revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

Eliminate second clause.


      (9) Make investments for the purpose of exercising control or management;


Eliminate.



      (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, Back Bay Advisors or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);


Eliminate.



      (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, except that the Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the 1940 Act each Series generally may not (a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);


Eliminate. Replace with the following non-fundamental restriction:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.



      (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts (except that the Series may buy or sell futures contracts on stock indexes and may buy or sell interest rate futures contracts) or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

      (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements applicable to this restriction, as a matter of operating policy subject to change without shareholder approval, the Series will not pledge more than 2% of its assets;


Eliminate.



      (14) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;


Eliminate.  Replace with the following non-fundamental restriction:

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).



      (15) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices--Lending of Portfolio Securities" in the SAI; or


Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.



      (16) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; provided, however, that the Series may, without regard to the foregoing percentage limit, purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of a unit offering involving, other securities.


Eliminate.

Add the following fundamental restriction:

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



NON-FUNDAMENTAL:  NONE (but see #13 above).

Capital Growth
--------------

FUNDAMENTAL:

      (1) Purchase any securities (other than the U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Eliminate.  Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.



      (2) Purchase any security (other than the U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Keep fundamental, revise as follows for simplification:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.



      (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales; or


Eliminate. Replace with the following non-fundamental restriction:

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.



      (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;


Eliminate. Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

See also the discussion of #11.



      (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Series may make loans of their portfolio securities;


Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.


      (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

Eliminate.

      (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;


Eliminate.



      (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, the Series may invest up to 10% of its total assets (taken at current value) in such restricted securities;


Keep first clause (as fundamental restriction), revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

Eliminate second clause.



      (9) Make investments for the purpose of exercising control or management;


Eliminate.



      (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, CGM or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);


Eliminate.



      (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, except that the Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not
(a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);


Eliminate. Replace with the following non-fundamental restriction:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.



      (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

      (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements applicable this restriction, as a matter of operating policy subject to change without shareholder approval, Capital Growth will not pledge more than 2% of its assets;


Eliminate.


      (14) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;


Eliminate. Replace with the following non-fundamental restriction:

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).



      (15) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices--Lending of Portfolio Securities" in the SAI. As a matter of operating policy subject to change without shareholder approval, Capital Growth will not make loans of its portfolio securities;


Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.



      (16) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; or


Eliminate.



      (17) Write options or warrants.


Eliminate.

Add the following fundamental restriction:

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



NON-FUNDAMENTAL: NONE (but see #13 and #15 above).

Research Managers Series, Investors Series
------------------------------------------

FUNDAMENTAL:

      (1) Borrow amounts from banks in excess of 33 1/3% of its assets including amounts borrowed;


Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.



      (2) Underwrite securities issued by other persons except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act') in selling a portfolio security;


Keep fundamental, revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.



      (3) Purchase or sell real estate (including limited partnership interest but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trust, which deal in real estate or interests therein), interest in oil, gas, or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Series reserve the freedom of action to hold and sell real estate, mineral leases, commodities or commodities contracts (including currencies and any type of option, futures contract and forward contracts) acquired as a result of the ownership of securities;


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.



      (4) Issue any senior securities except to the extent permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;


Keep fundamental, revise for consistency with other Series.

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



      (5) Make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Series' assets in repurchase agreements shall not be considered the making of a loan;


Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.

      (6) Purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements collateralized by such obligations); or


Eliminate.  Replace with the following non-fundamental restriction:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.



NON-FUNDAMENTAL:


      (7) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g. trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Series' assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act, but are deemed to be liquid by the Board of Trustees (or its delegee), will not be subject to this 15% limitation.


Eliminate. Replace with the following similar non-fundamental restriction:

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).


Add the following non-fundamental restrictions:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

Stock Index
-----------

FUNDAMENTAL:

      (1) Purchase any securities (other than the U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer; provided, however, that the Series may invest more than 5% (but not more than 25%) of its total assets (taken at current value) in the securities of a single issuer if securities of any such issuer represent more than 5%, capitalization weighted, of the stock index that the Series attempts to track. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Eliminate.  Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.



      (2) Purchase any security (other than the U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;


Keep fundamental, revise as follows for simplification:

Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, or (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order.



      (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (Any deposit or payment by the Series of initial or maintenance margin in connection with futures contracts shall not be considered the purchase of a security on margin for the purposes of this restriction);


Eliminate.  Replace with the following non-fundamental restriction:

Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order.



      (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;


Eliminate. Replace with the following non-fundamental restriction:

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

See also the discussion of #11.



      (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower;


Keep fundamental, revise as follows to obtain maximum flexibility:

Borrow money, except to the extent permitted by applicable law, regulation or order.

      (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;


Eliminate.



      (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;


Eliminate.



      (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws;


Keep first clause (as fundamental restriction), revise as follows for consistency:

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

Eliminate second clause.



      (9) Make investments for the purpose of exercising control or management;

Eliminate.

      (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, Westpeak or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);

Eliminate.



      (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, and except that the Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not
(a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);


Eliminate. Replace with the following non-fundamental restriction:

Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order.



      (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts (except that the Series may buy or sell futures contracts on stock indexes or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;


Eliminate. Replace with the following separate fundamental restrictions relating to real estate and commodities:

Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

      (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements applicable to this restriction, as a matter of operating policy subject to change without shareholder approval, the Series will not pledge more than 2% of its assets;


Eliminate.



      (14) The Series will not purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;


Eliminate. Replace with the following non-fundamental restriction:

Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity).



      (15) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices--Lending of Portfolio Securities" in the SAI;


Keep fundamental, revise as follows to obtain maximum flexibility:

Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order.



      (16) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; or


Eliminate.



      (17) Write options or warrants.

Eliminate.

Add the following fundamental restriction:

Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).



NON-FUNDAMENTAL:  NONE (but see #13 above).

The Board of Trustees recommends that you vote for         [X]  Please mark
the Proposals pertaining to the relevant Series*.               your vote
                                                                as in this
                                                                example


If shares of two or more Series are attributable to your insurance contract(s):

All Series' shares deemed attributable to your contracts will be voted as indicated by the box next to the proposal, EXCEPT that you may instruct that shares of one or more Series attributable to your contracts are to be voted differently by writing the name of such Series (and your voting instructions) on the lines below each Proposal.

[_] To vote FOR all Proposals, mark     NOTE: Please sign exactly as your name
    this box and sign, date and         appears on this Proxy. When signing in a
    return this instruction form.       fiduciary capacity, such as executor,
    (No additional vote is necessary.)  administrator, trustee, attorney, guardian, etc, please so indicate.
    [If you wish to vote by             Corporate and partnership proxies should
    telephone, please see               be signed by an authorized person
    the enclosed instruction card.]     indicating the person's title.

                                        Date______________________________, 1999

                                        ________________________________________

                                        ________________________________________
                                         Signature(s), Title(s) (if applicable)
                                             PLEASE SIGN, DATE, AND RETURN
                                             PROMPTLY IN ENCLOSE ENVELOPE

1.   With respect to all Series, to elect ten trustees.

          FOR             WITHHOLD FOR ALL
          ALL          (except as noted below)

          [_]                 [_]

     Trustees: John J. Arena, Edward A. Benjamin, Mary Ann Brown, John W. Flynn,
               Anne M. Goggin, Nancy Hawthorne, Joseph M. Hinchey, Robert B.
               Kittredge, John T. Ludes and Dale Rogers Marshall.

Instruction: To withhold authority to vote for any individual trustee, strike a line through the trustee's name in the list above.

2a.  With respect to Money Market, to approve a new Advisory Agreement between            FOR     AGAINST    ABSTAIN
     NEIM and the trust.                                                                  [_]       [_]        [_]

2b.  With respect to Bond Income, to approve a new Advisory Agreement between             FOR     AGAINST    ABSTAIN
     NEIM and the Trust.                                                                  [_]       [_]        [_]

2c.  With respect to Growth and Income, to approve a new Advisory Agreement               FOR     AGAINST    ABSTAIN
     between NEIM and the Trust.                                                          [_]       [_]        [_]

3.   To replace the fundamental investment objective of the Series* with an               FOR     AGAINST    ABSTAIN
     otherwise identical, non-fundamental investment objective.                           [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

4.   To approve a grant of authority whereby each Series* may from time to time, to the extent permitted by an exemption or exemptions granted by the
     Securities and Exchange Commission, permit New England Investment                    FOR     AGAINST    ABSTAIN
     Management, Inc. to enter into new or amended agreements with sub-advisers           [_]       [_]        [_]
     with respect to the Series without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the
     Series* pursuant to such sub-advisory agreements.

     ___________________________________________________________________________

     ___________________________________________________________________________

5.   Adoption of Standardized Investment Restrictions for the Series*

5a.  To eliminate the restrictions relating to investments in a single issuer.            FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

5b.  To eliminate the restriction relating to short sales and purchasing                  FOR     AGAINST    ABSTAIN
     securities on margin.                                                                [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5c.  To revise the restriction relating to concentration of investments in one            FOR     AGAINST    ABSTAIN
     industry.                                                                            [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5d.  To revise the restriction relating to borrowings.                                    FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

5e.  To eliminate the restriction relating to investments in businesses less              FOR     AGAINST    ABSTAIN
     than three years old.                                                                [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5f.  To eliminate the restriction relating to issuers whose shares are
     beneficially owned by Trustees and officers of the Trust or directors                FOR     AGAINST    ABSTAIN
     and officers of certain affiliates of the Trust.                                     [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5g.  To revise the restriction relating to underwriting of securities.                    FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

5h.  To eliminate the restrictions relating to the purchase of restricted                 FOR     AGAINST    ABSTAIN
     securities and illiquid securities.                                                  [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5i.  To eliminate the restriction relating to investments made for the purpose            FOR     AGAINST    ABSTAIN
     of exercising control or management.                                                 [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5j.  To eliminate the restriction relating to joint trading of securities.                FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

5k.  To eliminate the restriction relating to investments in other investment             FOR     AGAINST    ABSTAIN
     companies.                                                                           [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5l.  To revise the restriction relating to investments in commodities and real            FOR     AGAINST    ABSTAIN
     estate.                                                                              [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5m.  To eliminate the restriction relating to pledging assets.                            FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

5n.  To revise the restriction relating to making loans.                                  FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

5o.  To eliminate the restriction relating to the purchase and/or writing of              FOR     AGAINST    ABSTAIN
     options.                                                                             [_]       [_]        [_]

     ___________________________________________________________________________

     ___________________________________________________________________________

5p.  To revise the restriction relating to the issuance of senior securities.             FOR     AGAINST    ABSTAIN
                                                                                          [_]       [_]        [_]
     ___________________________________________________________________________

     ___________________________________________________________________________

*Not all Proposals apply to all Series. Please refer to the cross-reference table on the back of this card to determine which Proposals apply to which Series.

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                      TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Back Bay Advisors Money Market Series ("Money Market"), the Back Bay Advisors Bond Income Series ("Bond Income"), the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond"), the Salomon Brothers U.S. Government Series (the "U.S. Government Series"), the Loomis Sayles Balanced Series (the "Balanced Series"), the Alger Equity Growth Series ("Equity Growth"), the Capital Growth Series ("Capital Growth"), the Davis Venture Value Series ("Venture Value"), the Goldman Sachs Midcap Value Series ("Midcap Value"), the Loomis Sayles Small Cap Series ("Small Cap"), the MFS Investors Series (the "Investors Series"), the MFS Research Managers Series (the "Research Managers Series"), the Westpeak Growth and Income Series ("Growth and Income"), the Westpeak Stock Index Series ("Stock Index") and the Morgan Stanley International Magnum Equity Series ("International Equity") (each a "Series" and collectively, the "Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's contracts with the issuing insurance company to be voted at the Special Meeting of Shareholders of the Series on October 15, 1999 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

The issuing insurance company is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. Please vote as soon as possible

                            PLEASE SEE REVERSE SIDE


                         PLEASE FOLD AT LINE TO RETURN
 ................................................................................



CROSS-REFERENCE TABLE

     The Trust consists of sixteen Series. The following table illustrates which of the Proposals described in this Proxy Statement relate to which of the
Series:

Proposals                          Relevant Series
---------                          ---------------

1.                                 All Series

2a.                                Money Market

2b.                                Bond Income

2c.                                Growth and Income

3. Money Market, Bond Income, the Managed Series, Capital Growth, Small Cap, Growth and Income and Stock Index

4. All Series other than Strategic Bond, the U.S. Government Series, Capital Growth and Midcap Value

5a, b, e, f, h-k, m and o          Money Market, Bond Income, the Managed
                                   Series, Capital Growth and Stock Index

5c, d, g, l and n                  All Series

5p. All Series other than Money Market, Bond Income, the Managed Series, Capital Growth and Stock Index